Exhibit 10.1

SETTLEMENT, SHARE FORFEITURE AND MUTUAL RELEASE AGREEMENT

This Share Forfeiture Agreement (this “Agreement”) is made as of August 1, 2025, by and among SRx Health Solutions, Inc., a Delaware corporation (formerly known as Better Choice Company, Inc.) (“DE Parent”), SRx Health Solutions (Canada) Inc., a corporation existing under the laws of the Province of Ontario (“ON Sub” and together with DE Parent the “Company”), and the undersigned stockholders (the “Stockholders” and each a “Stockholder”).

A. Each Stockholder owns the number of shares of the capital stock of ON Sub (the “Shares”), set forth beside such Stockholder’s name on Schedule 1 attached hereto. The Shares are exchangeable for shares of the common stock of DE Parent, par value $0.0001 per share (“Common Stock”), on a one-for-one basis.

B. The Stockholders acquired the Shares in connection with a business combination transaction (the “Transaction”), by and among DE Parent, SRx Health Solutions Inc., a corporation existing under the laws of the Province of Ontario (“Legacy SRX”), 1000994476 Ontario Inc., a corporation existing under the laws of the Province of Ontario (“AcquireCo”) and the other parties thereto, pursuant to which DE Parent acquired Legacy SRX through the amalgamation of Legacy SRX with AcquireCo, with the resulting entity of such amalgamation being ON Sub. Due to unforeseen financial circumstances, the Transaction did not achieve the results intended by the parties thereto.

C. The Company and the Stockholders desire to avoid the expense and uncertainty of any potential dispute or litigation and, without admission of any liability, desire to settle all disputes between them in connection with the Transaction and the Shares, pursuant to the terms set forth below.

In consideration of the promises and provisions set forth in this Agreement, the adequacy and sufficiency of which the parties hereby acknowledge, the parties, intending to be bound, agree as follows:

1. Forfeiture. Effective immediately upon the satisfaction or written waiver by the Company of the conditions set forth in Section 4 hereof (the “Effective Date”), each Stockholder irrevocably forfeits and surrenders all right, title and interest in and to the Shares (including, for the avoidance of doubt, any shares of Common Stock for which the Shares have been or may hereafter be exchanged). Each Stockholder hereby authorizes the Company to instruct the Company’s transfer agent to reflect such cancellation on the books and records of the Company on the Effective Date, without any further action required on the part of such Stockholder. Each Stockholder hereby acknowledges and agrees that from and after the Effective Date such Stockholder shall have no further rights with respect to the Shares, including, without limitation, ownership, voting rights or pecuniary interests, including, without limitation, rights to dividends or rights upon liquidation.

2. Release. In consideration of the terms and conditions of this Agreement, from and after the Effective Date, the Company, on the one hand, and each Stockholder, on the other, and each of their respective successors, assigns, heirs, affiliates, parents, subsidiaries, employees, officers, directors, stockholders, partners, members, representatives and agents, as applicable (“Related Parties”), hereby irrevocably and unconditionally release, waive, and forever discharge the other and the other’s Related Parties of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgment, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty, or equity, that such party ever had, now has, or hereafter can, shall, or may have against the other and the other’s Related Parties for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the Effective Date relating to or arising from, directly or indirectly, the Transaction and/or such Stockholder’s ownership of the Shares; provided, however, that the parties hereto expressly acknowledge that the release referred to in this paragraph does not release or abrogate any responsibilities or obligations of the Company under this Agreement.

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3. Representations and Warranties. Each Stockholder, individually and not jointly, represents and warrants to the Company the following as of the date hereof:

a. Except as set forth on Schedule 3(a) attached hereto, such Stockholder is the legal and beneficial owner of the number of Shares set forth beside such Stockholder’s name on Schedule 1, free and clear of all pledges, liens, encumbrances, security interests, options, claims and other charges of every kind. Except as set forth on Schedule 3(a) attached hereto, no Stockholder has entered into any contract or agreement, other than this Agreement, to sell or otherwise transfer, pledge, hypothecate or dispose of any of such Stockholder’s Shares.

b. The number of Shares set forth beside such Stockholder’s name on Schedule 1 constitute the only equity securities of the Company and any of its subsidiaries owned by such Stockholder, and such Stockholder owns no other equity securities of the Company, of any series or class, whether now authorized or not, nor any rights, options or warrants to purchase or otherwise acquire equity securities of the Company, or securities of any type whatsoever that are, or may become, convertible or exchangeable into equity securities of the Company.

c. Each Stockholder has full power and authority to execute this Agreement and to consummate the transactions contemplated in this Agreement. Each Stockholder’s execution, delivery, and performance of this Agreement is the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

d. Except as set forth on Schedule 3(a) attached hereto, the execution and delivery of this Agreement by each Stockholder does not and will not conflict with any other agreement, instrument, or obligation by which such Stockholder is bound.

4. Conditions of the Obligations of the Company. The obligations of the Company hereunder shall be subject to the Stockholders obtaining written releases of the security interests described on Schedule 3(a) hereto. The forfeiture and cancellation of the Shares contemplated hereunder shall not occur unless and until such condition is fulfilled or waived in writing by the Company.

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5. Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties, their heirs, legal representatives, successors and assigns and no party may assign or delegate any of such party’s rights or obligations hereunder without obtaining the prior written consent of all other parties.

6. Further Assurances. The Company shall take all steps necessary to cancel the Shares on its books and records. Each Stockholder agrees to cooperate with the Company and to execute and deliver any further documents reasonably necessary to effect such cancellation and the transactions contemplated hereunder.

7. Modification. No modification of this Agreement shall be binding unless in writing and signed by each of the parties to this Agreement.

8. Governing Law. This Agreement is entered into under, and shall be governed by and construed in accordance with, the laws of the State of Delaware, without giving effect to conflicts of law principles of such state.

9. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, relating to such subject matter.

10. Counterparts. This Agreement may be executed in counterparts, including by electronic signature and including facsimile or electronic (.PDF) transmittal, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

THE COMPANY

“DE Parent”

SRx Health Solutions, Inc.

By:
Name:	Michael Young
Title:	Authorized officer

“ON Sub”

SRx Health Solutions (Canada) Inc.

By:
Name:	Michael Young
Title:	Authorized officer

[Signatures Continue on Following Page]

Signature Page to Settlement, Share Forfeiture and Mutual Release Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

THE STOCKHOLDERS

Adesh Vora Pharmacy Professional Corporation

By:
Name:
Title:

Life Beautiful Designs Inc.

By:
Name:
Title:

Niam Pharmaceuticals Inc.

By:
Name:
Title:

SIRBC Inc.

By:
Name:
Title:

TDDA Therapeutics Inc.

By:
Name:
Title:

Tricare Consulting Inc.

By:
Name:
Title:

[Signatures Continue on Following Page]

Signature Page to Settlement, Share Forfeiture and Mutual Release Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

THE STOCKHOLDERS

Vora 2018 Family Trust

By:
By	, as trustee

Adesh Vora

By:

Hemant Shah

By:

Naiya Vora

By:

Niam Vora

By:

Cynthia Grelik

By:

Signature Page to Settlement, Share Forfeiture and Mutual Release Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

Brock Clancy

By:

Signature Page to Settlement, Share Forfeiture and Mutual Release Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

Davender Sohi

By:

Signature Page to Settlement, Share Forfeiture and Mutual Release Agreement

SCHEDULE 1

Stockholder	Shares
Adesh Vora	2,659,629
Adesh Vora Pharmacy Professional Corporation	1,753,050
Brock Clancy	294,538
Cynthia Grelik	143,780
Davender Sohi	435,287
Hemant Shah	329,725
Life Beautiful Designs Inc.	173,644
Naiya Vora	325,279
Niam Pharmaceuticals Inc.	9,059,872
Niam Vora	325,279
SIRBC Inc.	327,549
TDDA Therapeutics Inc.	1,085,983
Tricare Consulting Inc.	954,341
Vora 2018 Family Trust	971,376

Schedules to Settlement, Share Forfeiture and Mutual Release Agreement

SCHEDULE 3(a)

1.	Pledge of Shares by Adesh Vora in favor of National Bank of Canada.

2.	Pledge of Shares by Adesh Vora in favor of Nu-Quest Distribution Inc.

3.	Pledge of Shares by Adesh Vora in favor of Keystone Capital Partners LLC.

Schedules to Settlement, Share Forfeiture and Mutual Release Agreement